Exhibit 99.1

News Release

For more information contact:

Dennis J. Zember Jr.

Executive Vice President & CFO

(229) 890-1111

AMERIS BANCORP REPORTS RECORD NET INCOME FOR 2005

January 26, 2006

AMERIS BANCORP (Nasdaq: ABCB), Moultrie, Georgia, reported net income of $13.7 million, or $1.14 per diluted share, for the year ended December 31, 2005, compared to net income in 2004 of $13.1 million, or $1.11 per diluted share.

Net income in the fourth quarter included several non-recurring charges, most of which related to the corporate restructuring announced in the third quarter of 2005, including charges related to the Company’s re-branding effort and amounts necessary to consolidate and streamline the Company’s operations. These charges totaled $1.85 million, after tax. In addition to these charges, Ameris restructured a portion of its investment portfolio, incurring a loss of approximately $302,000, after tax.

Excluding these non-recurring charges and losses, Ameris’ return on assets was 1.36% and 1.19% for the quarter and year to date periods ending December 31, 2005. Return on equity, excluding the non-recurring charges and losses was 14.79% and 12.57% for the quarter and year-to-date periods ending December 31, 2005, respectively.

Non-Financial Accomplishments

In addition to record earnings and a strong fourth quarter, Ameris had several significant non-financial accomplishments in 2005. These include entry into two markets contiguous to the Company’s established Brunswick, Georgia, franchise with the purchase of First National Banc. This acquisition added the market leader in St. Marys, Georgia, and the largest community bank in Orange Park, Florida.

Other efforts to improve the long-term growth dynamics of the Company centered on hiring additional producers or teams of producers in some of the Company’s existing markets. This strategy expanded production staff in seven of thirteen banks where Ameris believes there is an opportunity to increase the pace of balance sheet growth for the foreseeable future.

The Company announced in the third quarter of 2005 its intention to consolidate its charters and to adopt a single brand for the Company and its bank subsidiaries. Today, substantially all of the Company is operating under the “Ameris” brand, and the Company anticipates having approximately 90% of its assets operating under one charter by the end of the first quarter of 2006.

Total assets for the Company expanded to approximately $1.7 billion at the end of the year, an increase of 33.8% over 2004 balances. The Company’s commitment to better leverage its employee base resulted in a 23.2% improvement in the assets managed by each employee. Assets per employee improved to $2.90 million at December 31, 2005 from $2.36 million at December 31, 2004.

Balance Sheet Growth

Total assets at December 31, 2005 were approximately $1.7 billion, an increase of $429 million, or 33.8%, from the same period in 2004. This level includes approximately $255 million of total assets related to the purchase of First National Banc on December 16, 2005. During 2005, the pace of growth in loans and deposits from existing markets continued to accelerate as new producers and a re-invigorated sales culture began to take hold. Internal growth in loans for 2005, excluding the acquisition of First National Banc, was $114.9 million, or 13.0%, while internal growth of deposits was $149.7 million, an increase of 15.2%.

Shareholders’ equity grew at a slower pace as a result of the Company’s attractive dividend levels. The Company is committed to improving return on equity and better leveraging its equity levels is key to that commitment. Ameris’ leverage ratio (shareholders’ equity to total assets) at December 31, 2005 was 8.75% compared to 9.54% at December 31, 2004.

Growth in Net Interest Income and Improvement in Net Interest Margin

Net interest income for the year grew solidly as the Company benefited from growth in earning assets and a significant amount of lower cost core deposits. For the year ended December 31, 2005, net interest income was $52.6 million compared to $44.9 million for 2004, an increase of 14.4%. For the fourth quarter of 2005, net interest income was $14.6 million compared to $11.9 million for the same quarter in 2004, an increase of 18.8%.

The Company’s net interest margin expanded during the year and during the fourth quarter. For the year ended December 31, 2005, Ameris Bancorp’s net interest margin improved to 4.28% from 4.18% in 2004. The Company’s net interest margin during the fourth quarter improved to 4.46% from 4.25% during the same quarter in 2004. Ameris attributes much of the expansion in net interest margin to the consistent balance sheet growth experienced during 2005 and the lower cost core deposit base managed in many of our markets.

Continued improvement in Efficiency

Operating expenses grew during 2005 to $41.1 million (excluding the restructuring charges taken in the fourth quarter) from $36.5 million in 2004. The majority of this growth in operating expenses related to addition of Citizens Bank ~ Wakulla late in the fourth quarter of 2004 and the expansion of loan and deposit production in seven of thirteen banks during 2005. The Company’s efficiency ratio improved during the year as the Company focused efforts on improving operational processes and productivity levels of customer contact employees. Ameris’ efficiency ratio (excluding non-recurring amounts discussed earlier) was 61.4% and 62.9%, respectively, for the years ended December 31, 2005 and 2004. For the fourth quarter on the same basis, Ameris’ efficiency was 57.5%, compared to 61.3% for the same quarter in 2004.

Credit Quality and Continued Positive Trends

Ameris’ credit quality declined slightly, reflecting the purchase of First National Banc. Non-performing assets as a percentage of total loans at the end of 2005 were 0.83%, an increase from 0.43% at the end of the third quarter of 2005 and from 0.70% a year ago. The Company has concentrated significant resources towards improving credit quality and has seen the pace of improvement accelerate.

For the year ended December 31, 2005, Ameris had net charge-offs of 0.04% compared to 0.22% in 2004. Annualized net charge-offs in the fourth quarter of 2005 were 0.22%, compared to 0.16% for the fourth quarter of 2004. The Company’s loan loss reserve as a percentage of loans grew to 1.95% at December 31, 2005 from 1.72% December 31, 2004. This growth in reserve levels is wholly attributable to the purchased loan loss reserves in the First National Banc transaction.

Ameris Bancorp is headquartered in Moultrie, Georgia, and has 13 banking subsidiaries with 42 locations in Georgia, Alabama and northern Florida.

*************************************************************************************

Ameris Bancorp Common Stock is quoted on the Nasdaq National Market under the symbol “ABCB”. The preceding release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended			Twelve Months Ended
	Dec. 2005	Sept. 2005	Dec. 2004	Dec. 2005	Dec. 2004
EARNINGS
Net Income	$2,723	$3,905	$3,788	13,728	$13,101

PER COMMON SHARE DATA*
Earnings per share:
Basic	0.22	0.33	0.32	1.15	1.12
Diluted	0.22	0.33	0.32	1.14	1.11
Cash Dividends per share	0.14	0.14	0.12	0.56	0.48
Book value per share (period end)	11.47	10.67	10.28	11.47	10.28
Tangible book value per share (period end)	7.75	8.30	7.90	7.75	7.90
Weighted average number of shares:
Basic	12,232,168	11,865,107	11,740,553	11,933,582	11,735,895
Diluted	12,365,296	11,990,917	11,907,269	12,047,046	11,879,684
Period-end number of shares	12,952,709	11,865,991	11,766,148	12,952,709	11,766,148
Market data:
High closing price	20.93	20.18	18.31	20.93	18.31
Low closing price	17.90	17.35	16.09	15.43	13.58
Period end closing price	19.84	19.19	17.43	19.84	17.43
Average daily volume	13,687	14,611	14,448	15,921	16,583

PERFORMANCE RATIOS
Return on average assets	0.76%	1.18%	1.25%	1.03%	1.12%
Return on average equity	8.30%	12.40%	12.62%	10.87%	11.19%
Earning asset yield (TE)	6.95%	6.68%	6.06%	6.44%	5.97%
Total cost of funds	2.81%	2.74%	2.16%	2.54%	2.11%
Net interest margin (TE)	4.46%	4.35%	4.25%	4.28%	4.18%
Non-interest income excluding securities transactions, as a percent of total revenue (TE)	13.27%	15.08%	15.63%	15.19%	16.69%
Efficiency ratio	75.13%	61.16%	61.25%	66.09%	62.93%

CAPITAL ADEQUACY
Equity to assets	8.75%	9.24%	9.54%	8.75%	9.54%
Tangible common equity to assets	6.09%	7.41%	8.16%	6.09%	8.16%

OTHER PERIOD-END DATA
FTE Headcount	585	523	550	585	550
Assets per FTE	2,904	$2,620	$2,373	$2,904	$2,373
Branch locations	42	37	37	42	37
Deposits per branch location	32,748	29,005	$27,996	$32,748	$27,996

*	Number of shares and per share data for 2004 adjusted to reflect the six-for-five split as of March 15, 2005.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended			Twelve Months Ended
	Dec. 2005	Sept. 2005	Dec. 2004	Dec. 2005	Dec. 2004
INCOME STATEMENT

Interest income
Interest and fees on loans	$19,708	$18,140	$14,733	$69,110	$56,433
Interest on taxable securities	2,192	2,138	1,931	8,553	7,216
Interest on nontaxable securities	43	40	42	163	169
Interest on deposits in other banks	44	46	23	138	90
Interest on federal funds sold	563	130	263	1,233	457

Total interest income	22,550	20,494	16,992	79,197	64,365

Interest expense
Interest on deposits	5,990	4,861	3,031	18,381	11,306
Interest on federal funds purchased and securities sold under agreements to repurchase	38	24	19	103	67
Interest on other borrowings	1,903	2,297	2,064	8,090	8,002

Total interest expense	7,931	7,182	5,114	26,574	19,375

Net interest income	14,619	13,312	11,878	52,623	44,990

Provision for loan losses	28	718	(30)	1,651	1,786

Net interest income after provision for loan losses	14,591	12,594	11,908	50,972	43,204

Noninterest income
Service charges on deposit accounts	2,698	2,690	2,571	10,431	10,210
Other service charges, commissions and fees	606	843	172	3,190	2,164
Other	158	121	422	590	591
Gain on sale of securities	(465)	—	5	(404)	58

Total noninterest income	2,997	3,654	3,170	13,807	13,023

Noninterest expense
Salaries and employee benefits	5,531	5,675	5,615	22,809	20,893
Equipment and occupancy expense	1,406	1,423	1,200	5,304	4,770
Amortization of intangible assets	204	204	197	817	789
Other operating expenses	6,094	3,075	2,205	14,972	10,053

Total noninterest expense	13,235	10,377	9,217	43,902	36,505

Operating Profit	4,353	5,871	5,861	20,877	19,722

Provision for income taxes	1,630	1,966	2,073	7,149	6,621

Net Income	$2,723	$3,905	$3,788	$13,728	$13,101

Diluted earnings per share	0.22	0.33	0.32	1.14	1.11

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Dec. 2005	Sept. 2005	June 2005	Dec. 2004	Sept. 2004
PERIOD-END BALANCE SHEET

Assets
Cash and due from banks	$78,503	$47,548	$40,070	$40,339	$44,281
Federal funds sold & interest bearing balances	93,489	42,021	17,948	69,616	24,938
Securities available for sale, at fair value	242,112	207,832	218,371	213,948	186,586

Loans	1,186,668	1,004,614	962,412	877,074	870,418
Less: allowance for loan losses	23,194	17,261	16,557	15,493	15,271

Loans, net	1,163,474	987,353	945,855	861,581	855,147

Premises and equipment, net	39,606	28,355	28,218	27,772	26,469
Intangible assets, net	3,694	3,091	3,296	3,706	2,694
Goodwill	44,584	25,054	25,054	24,325	19,231
Other assets	33,253	29,185	26,344	26,706	25,645

Total Assets	$1,698,715	$1,370,439	$1,305,156	$1,267,993	$1,184,991

Liabilities
Deposits:
Noninterest-bearing demand	$200,835	$153,946	$150,930	$150,090	$131,931
Interest-bearing demand	421,255	312,880	311,220	325,500	282,297
Savings	73,268	70,911	72,700	74,197	68,937
Time deposits	680,047	535,440	501,013	436,437	406,367

Total deposits	1,375,405	1,073,177	1,035,863	986,224	889,532
Federal funds purchased & securities sold under agreements to repurchase	10,307	5,448	6,387	7,530	4,311
Other borrowings	106,118	121,130	95,237	110,366	130,393
Other liabilities	17,445	8,507	7,018	7,367	6,513
Subordinated deferrable interest debentures	40,722	35,567	35,567	35,567	35,567

Total liabilities	1,549,997	1,243,829	1,180,072	1,147,054	1,066,316

Stockholders’ equity
Common stock	14,271	13,184	13,181	13,071	10,866
Capital surplus	67,390	46,202	46,173	45,073	46,740
Retained earnings	80,683	79,791	77,549	73,768	71,352
Accumulated other comprehensive loss	(2,626)	(1,490)	(736)	(230)	548
Unearned compensation	(526)	(603)	(681)	(523)	(611)
Less treasury stock	(10,474)	(10,474)	(10,402)	(10,220)	(10,220)

Total stockholders’ equity	148,718	126,610	125,084	120,939	118,675

Total liabilities and stockholders’ equity	$1,698,715	$1,370,439	$1,305,156	$1,267,993	$1,184,991

Other Balance Sheet Data
Earning Assets	1,522,269	1,262,849	1,206,095	1,166,781	1,088,758
Intangible Assets	48,278	28,145	28,350	28,031	21,925
Interest bearing liabilities	1,331,717	1,081,376	1,022,124	989,597	927,872

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended			Twelve Months Ended
	Dec. 2005	Sept. 2005	Dec. 2004	Dec. 2005	Dec. 2004
ASSET QUALITY INFORMATION

Allowance for loan losses
Balance at beginning of period	$17,261	$16,557	$15,271	$15,493	$14,963
Acquired Reserves	6,430		655	6,430	655
Provision for loan loss	28	718	(30)	1,651	1,786

Charge-offs	886	321	793	2,177	3,574
Recoveries	(361)	(307)	(390)	(1,797)	(1,663)

Net charge-offs	525	14	403	380	1,911

Ending balance	$23,194	$17,261	$15,493	$23,194	$15,493

As a percentage of loans	1.95%	1.72%	1.78%
As a percentage of nonperforming loans	262.26%	437.65%	319.51%
As a percentage of nonperforming assets	232.10%	383.32%	290.95%

Net Charge-off information
Charge-offs
Commercial	$385	$55	$311	$649	$1,637
Installment	282	113	289	741	1,292
Real Estate	199	81	174	543	382
Agriculture	18	72	19	231	250
Other	2	—	—	13	13

Total charge-offs	886	321	793	2,177	3,574

Recoveries
Commercial	150	182	113	601	460
Installment	120	50	238	328	651
Real Estate	43	55	8	644	483
Agriculture	47	17	31	213	69
Other	1	3	—	11	—

Total recoveries	361	307	390	1,797	1,663

Net charge-offs	$525	$14	$403	$380	$1,911

Non-accrual loans	8,844	3,944	4,849	8,844	4,849
Foreclosed assets	1,149	559	476	1,149	476
Total non-performing assets	9,993	4,503	5,325	9,993	5,325
Non-performing assets as a percent of loans and foreclosed assets	0.84%	0.45%	0.61%	0.84%	0.61%

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended December 31, 2005
	Average Balance	Interest	Average Rate
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY (1)
Assets
Total Loans (TE)	1,028,705	19,769	7.62%

Total securities (TE)	215,867	2,257	4.15%

Fed funds sold	57,126	563	3.91%
CDs with banks	4,954	44	3.52%

Total short-term investments	62,080	607	3.88%

Total earning assets	1,306,652	$22,633	6.95%

Cash and due from banks	43,917
Allowance for loan losses	(18,444)
Other assets	93,715

Total average assets	$1,425,840

Liabilities
Total interest bearing deposits	971,687	5,990	2.45%

Subordinated debentures & other borrowings	48,704	879	7.16%
FHLB advances	97,794	1,062	4.31%

Total interest bearing liabilities	1,118,185	$7,931	2.81%

Noninterest bearing deposits	167,554
Other liabilities	8,904

Total liabilities	1,294,643

Stockholder’s Equity	131,197
Total average liabilities and stockholder’s equity	$1,425,840

Interest rate spread			4.13%

Interest income and rate earned (2)		$22,633	6.95%
Interest expense and rate paid (3)		$7,931	2.81%

Net interest margin		$14,702	4.46%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 34%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on average interest bearing liabilities.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended September 30, 2005
	Average Balance	Interest	Average Rate
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY (1)
Assets
Total Loans (TE)	981,895	18,197	7.35%

Total securities (TE)	220,283	2,199	3.96%

Fed funds sold	15,419	130	3.34%
CDs with banks	4,957	46	3.68%

Total short-term investments	20,376	176	3.43%

Total earning assets	1,222,554	$20,572	6.68%

Cash and due from banks	42,801
Allowance for loan losses	(16,925)
Other assets	75,803

Total average assets	$1,324,233

Liabilities
Total interest bearing deposits	897,348	4,861	2.15%

Subordinated debentures & other borrowings	41,423	1,186	11.36%
FHLB advances	99,869	1,135	4.51%

Total interest bearing liabilities	1,038,640	$7,182	2.74%

Noninterest bearing deposits	152,521
Other liabilities	7,067

Total liabilities	1,198,228

Stockholder’s Equity	126,005
Total average liabilities and stockholder’s equity	$1,324,233

Interest rate spread			3.93%

Interest income and rate earned (2)		$20,572	6.68%
Interest expense and rate paid (3)		$7,182	2.74%

Net interest margin			4.35%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 34%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on average interest bearing liabilities.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended December 31, 2004
	Average Balance	Interest	Average Rate
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY (1)
Assets
Total Loans (TE)	865,798	14,799	6.78%

Total securities (TE)	197,867	1,995	4.00%

Fed funds sold	54,566	286	2.08%
CDs with banks	—	—	0.00%

Total short-term investments	54,566	286	2.08%

Total earning assets	1,118,231	$17,080	6.06%

Cash and due from banks	37,995
Allowance for loan losses	(15,520)
Other assets	69,694

Total average assets	$1,210,400

Liabilities
Total interest bearing deposits	786,568	3,031	1.53%

Subordinated debentures & other borrowings	42,459	909	8.49%
FHLB advances	110,771	1,174	4.20%

Total interest bearing liabilities	939,798	$5,114	2.16%

Noninterest bearing deposits	144,110
Other liabilities	6,405

Total liabilities	1,090,313

Stockholder’s Equity	120,087
Total average liabilities and stockholder’s equity	$1,210,400

Interest rate spread			3.90%

Interest income and rate earned (2)		$17,080	6.06%
Interest expense and rate paid (3)		$5,114	2.16%

Net interest margin			4.25%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 34%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on average interest bearing liabilities.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Twelve Months Ended December 31, 2005
	Average Balance	Interest	Average Rate
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY (1)
Assets
Total Loans (TE)	952,647	69,329	7.28%

Total securities (TE)	223,633	8,637	3.86%

Fed funds sold	52,166	1,233	2.36%
CDs with banks	3,596	138	3.84%

Total short-term investments	55,762	1,371	2.46%

Total earning assets	1,232,042	79,337	6.44%

Cash and due from banks	44,506
Allowance for loan losses	(16,862)
Other assets	75,787

Total average assets	$1,335,473

Liabilities
Total interest bearing deposits	898,152	18,381	2.05%

Subordinated debentures & other borrowings	49,010	3,930	8.02%
FHLB advances	99,801	4,263	4.27%

Total interest bearing liabilities	1,046,963	$26,574	2.54%

Noninterest bearing deposits	154,326
Other liabilities	7,894

Total liabilities	1,209,183

Stockholder’s Equity	126,290
Total average liabilities and stockholder’s equity	$1,335,473

Interest rate spread			3.90%

Interest income and rate earned (2)		$79,337	6.44%
Interest expense and rate paid (3)		$26,574	2.54%

Net interest margin		$52,763	4.28%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 34%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on average interest bearing liabilities.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Twelve Months Ended December 31, 2004
	Average Balance	Interest	Average Rate
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY (1)
Assets
Total Loans (TE)	855,205	56,690	6.63%

Total securities (TE)	196,718	7,472	3.80%

Fed funds sold	31,782	547	1.72%
CDs with banks	—	—	—

Total short-term investments	31,782	547	1.72%

Total earning assets	1,083,705	$64,709	5.97%

Cash and due from banks	37,303
Allowance for loan losses	(15,394)
Other assets	67,598

Total average assets	$1,173,212

Liabilities
Total interest bearing deposits	764,360	11,306	1.48%

Subordinated debentures & other borrowings	40,802	3,573	8.76%
FHLB advances	110,977	4,496	4.05%

Total interest bearing liabilities	916,139	$19,375	2.11%

Noninterest bearing deposits	133,546
Other liabilities	6,463

Total liabilities	1,056,148

Stockholder’s Equity	117,064
Total average liabilities and stockholder’s equity	$1,173,212

Interest rate spread			3.86%

Interest income and rate earned (2)		$64,709	5.97%
Interest expense and rate paid (3)		$19,375	2.11%

Net interest margin			4.18%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 34%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on average interest bearing liabilities.